UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 26, 2013

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 1, 2013, Geron Corporation (the “Company” or “Geron”) announced the closing of the transaction to divest the Company’s human embryonic stem cell assets pursuant to the terms of the previously disclosed Asset Contribution Agreement, dated as of January 4, 2013, by and amongst Geron, BioTime, Inc. (“BioTime”), and BioTime’s wholly owned subsidiary, Asterias Biotherapeutics, Inc. (formerly known as BioTime Acquisition Corporation) (“Asterias”).

     As consideration for the contribution of Geron’s human embryonic stem cell assets to Asterias, on October 1, 2013, Asterias issued to Geron 6,537,779 shares of Asterias Series A common stock. Under the terms of the Asset Contribution Agreement and subject to applicable law, Geron will distribute all of the shares of Asterias Series A common stock to Geron's stockholders on a pro rata basis (the “Series A Distribution”), other than with respect to fractional shares and stockholders in certain to-be-determined excluded jurisdictions, who will instead receive cash on a pro rata basis. Following notice from BioTime and Asterias that certain securities registration or qualification requirements have been met, Geron will set a record date to initiate the Series A Distribution, and as soon as reasonably practicable after the record date Geron will conduct the Series A Distribution.

     On October 28, 2013, Asterias announced its intention to file a registration statement with the Securities and Exchange Commission in November 2013 for an underwritten public offering of units (“Asterias Public Offering”). As a result of the Asterias Public Offering, BioTime and Asterias notified Geron that a post-effective amendment to the Asterias registration statement covering the Series A Distribution is necessary and is being prepared in connection with the Asterias Public Offering. Accordingly, Geron has been unable to set a record date for the Series A Distribution. Asterias and Geron expect a record date to be set as soon as BioTime and Asterias notify Geron that the post-effective amendment to the registration statement covering the Series A Distribution becomes effective, which the parties believe will occur no later than March 31, 2014.

     The foregoing description of the Asset Contribution Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Asset Contribution Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 8, 2013, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

       (d) Exhibits.

Exhibit No.	Description
2.1	Asset Contribution Agreement by and among Geron Corporation, BioTime, Inc., and Asterias Biotherapeutics, Inc. (formerly known as BioTime Acquisition Corporation) (incorporated herein by reference to Exhibit 2.1 in the Company’s Current Report on Form 8-K (File No. 000-20859), as filed with the Securities and Exchange Commission on January 8, 2013)*
____________________
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Current Report on Form 8-K regarding: (a) the value to Geron stockholders of the Series A Distribution; (b) Geron’s plans or expectations for or of the Series A Distribution to be distributed as contemplated by the Asset Contribution Agreement, and statements related thereto; (c) Geron’s payment of cash in lieu of fractional and other shares; and (d) the timing of the record date and the announcement of the record date for the Series A Distribution, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation: (i) the possibility that Geron stockholders may realize little or no value from the Asterias Series A common stock and/or the BioTime Warrants distributed to Geron stockholders; (ii) the potential inability of Geron to complete the Series A Distribution, as well as the payment of cash in lieu of fractional and other shares, in a timely manner or at all, including as a result of the failure of BioTime and/or Asterias to obtain or maintain required federal and state registrations and qualifications necessary to enable the Series A Distribution and related transactions; (iii) the possibility of litigation that could arise as a result of or in connection with the Series A Distribution and related transactions, as well as the asset contribution transaction itself, including litigation arising from the possibility that Geron stockholders may realize little or no value from the Asterias Series A common stock distributed to Geron stockholders; and (iv) that there is no existing public market for either the Asterias Series A common stock, nor may a public market for such securities ever develop. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including Geron’s quarterly report on Form 10-Q for the quarter ended September 30, 2013. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: November 26, 2013	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Contribution Agreement by and among Geron Corporation, BioTime, Inc., and Asterias Biotherapeutics, Inc. (formerly known as BioTime Acquisition Corporation) (incorporated herein by reference to Exhibit 2.1 in the Company’s Current Report on Form 8-K (File No. 000-20859), as filed with the Securities and Exchange Commission on January 8, 2013)*
____________________
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.